UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

TEJAS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware		13-3577716
(State or Other Jurisdiction of Incorporation)	000-29235 (Commission File Number)	(IRS Employer Identification Number)

2700 Via Fortuna, Suite 400 Austin, Texas 78746
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (512) 306-8222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Completion of Acquisition or Disposition of Assets.
Item 3.02. Unregistered Sales of Equity Securities.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1: AGREEMENT AND PLAN OF MERGER
EX-10.2: ESCROW AGREEMENT
EX-10.3: REGISTRATION RIGHTS AGREEMENT
EX-10.4: DESCRIPTION OF ORAL EMPLOYMENT ARRANGEMENT
EX-10.5: EMPLOYMENT AND CONFIDENTIALITY AGREEMENT
EX-10.6: NON-COMPETE AGREEMENT
EX-10.7: NON-COMPETE AGREEMENT
EX-10.8: NON-COMPETE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.

     The disclosure under Item 2.02 of this current report is also responsive to this Item 1.01 and is incorporated herein by reference.

Item 2.02. Completion of Acquisition or Disposition of Assets.

     On July 1, 2005 (the “Closing Date”), Tejas Incorporated (the “Company”) completed its acquisition of Capital & Technology Advisors, Inc. (“C&TA”). Pursuant to an Agreement and Plan of Merger dated the Closing Date (the “Merger Agreement”) by and among the Company, Tejas Acquisition Corp. (the “Merger Sub”), C&TA, and each of Niskayuna Development LLC, Wayne Barr, Jr., Shawn O’Donnell, Patrick Doyle and John P. Bade (together, Niskayuna and such individuals, the “Shareholders”), the Merger Sub merged with and into C&TA (the “Merger”) and the surviving entity became a wholly-owned subsidiary of the Company.

     The consideration paid by the Company on the Closing Date to the Shareholders (the “Closing Consideration”), in exchange for the outstanding capital stock of C&TA, consisted of cash in the amount of $3.0 million, which was paid out of the Company’s cash reserves on the Closing Date, and 3,157,895 shares of the Company’s Common Stock (the “Shares”). Of the Closing Consideration, 309,316 Shares of the Company’s Common Stock are being held in escrow, pursuant to an Escrow Agreement (the “Escrow Agreement”), for a period of two years following the Closing Date, to satisfy possible indemnification claims made by the Company under the Merger Agreement. A deposit of $2.0 million had previously been paid to C&TA as paying agent for the Shareholders in connection with the execution of the letter of intent relating to the Merger.

     The securities issued as Closing Consideration have not been registered under the Securities Act of 1933 (the “Securities Act”), as amended and were issued in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. In connection with the Merger, the Company and the Shareholders entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Shareholders were granted the right to register their Shares for resale on a registration statement to be filed by the Company within 60 days following the Closing Date. Thereafter, the Company will use its commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable and to keep it effective for the period specified in the Registration Rights Agreement. The Shareholders were also granted “piggyback” registration rights with respect to registrations initiated by the Company on its own behalf or for the benefit of selling stockholders. In addition, pursuant to the terms of the Registration Rights Agreement, 1,695,000 Shares issued to Niskayuna Development LLC on the Closing Date are restricted from being transferred, except for certain permitted transfers pursuant to the Registration Rights Agreement and except that 15%, 25% and the remaining 60% may be transferred after the first, second and third anniversaries of the Closing Date, respectively.

     In connection with the Merger, on July 1, 2005, the Company’s Compensation Committee of the Board approved an employment arrangement with Jared E. Abbruzzese, Sr., as Vice Chairman of the Board (the “Employment Arrangement”). Mr. Abbruzzese will not be entitled to a guaranteed or minimum salary from the Company. Rather, for the remainder of the 2005 calendar year, Mr. Abbruzzese is to receive a percentage of business related fee income, consulting income or advisory revenues attributable to his efforts as determined by the Compensation Committee, less related expenses.

     Also in connection with the Merger, on July 1, 2005, the Company entered into an Employment and Confidentiality Agreement with Wayne Barr, Jr., pursuant to which Mr. Barr is to serve as the President and Chief Executive Officer of C&TA (the “Employment Agreement”). Under the Employment Agreement, Mr. Barr will receive a salary of $15,000 per month, a guaranteed quarterly bonus of $17,500 per quarter, commencing on September 1, 2005, and will be eligible for a discretionary bonus based upon performance and Company profitability. His employment is at will.

     Also in connection with the Merger, on July 1, 2005, the Company entered into Non-Compete Agreements with each Messrs. Barr, Abbruzzese, and Gorman (together, the “Non-Compete Agreements”). Under the Non-Compete Agreement between the Company and Mr. Barr, Mr. Barr agrees that he will refrain from associating in any business capacity with any person or entity engaging in the business of any “Restricted Enterprise” (the “Restriction”) for a period of one (1) year after his employment with the Company is terminated under certain conditions specified in the agreement. Under the Non-Compete Agreements between the Company and Messrs. Abbruzzese and Gorman, each individually agrees to the Restriction for a period of two (2) years after their respective employments with the Company are terminated under certain conditions specified in the respective agreements.

     The above descriptions of the terms of the Merger Agreement, Escrow Agreement, Registration Rights Agreement, Employment Arrangement, Employment Agreement, and Non-Compete Agreements are qualified by reference to the provisions of such agreements, which are filed as exhibits to this Form 8-K Current Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

     The disclosure under Item 2.02 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Pursuant to the terms of the Merger, the Board of Directors of the Company (the “Board”) increased the size of the Board to seven members and elected Mr. Abbruzzese as Vice Chairman of the Board. Mr. Abbruzzese’s term as Vice Chairman of the Board continues until his successor is elected and qualified.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

     The Company hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

     (b) Pro forma financial information.

     The Company hereby undertakes to file the pro forma financial information required by this Item 9.01 (b) not later than 71 days after the date this Form 8-K was due for filing.

     (c) Exhibits

Exhibit Number	Description

10.1	Agreement and Plan of Merger dated as of July 1, 2005 by and among Tejas Incorporated, Tejas Acquisition Corp., Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof (the exhibits and schedules have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).
10.2	Escrow Agreement, dated as of July 1, 2005, by and among Tejas Incorporated, Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof.
10.3	Registration Rights Agreement, dated as of July 1, 2005, by and among Tejas Incorporated and the persons listed on the signature pages thereof.
10.4	Description of Oral Employment Arrangement with Jared E. Abbruzzese as of July 1, 2005.
10.5	Employment and Confidentiality Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.
10.6	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.
10.7	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Jared E. Abbruzzese, Sr.
10.8	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and John J. Gorman.
99.1	Press Release of Tejas Incorporated dated July 5, 2005.

SIGNATURE

     Under the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED
	By:	/s/ Kurt J. Rechner
President
Dated: July 8, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Plan of Merger dated as of July 1, 2005 by and among Tejas Incorporated, Tejas Acquisition Corp., Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof (the exhibits and schedules have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

10.2	Escrow Agreement, dated as of July 1, 2005, by and among Tejas Incorporated, Capital and Technology Advisors, Inc. and the persons listed on the signature pages thereof.

10.3	Registration Rights Agreement, dated as of July 1, 2005, by and among Tejas Incorporated and the persons listed on the signature pages thereof.

10.4	Description of Oral Employment Arrangement with Jared E. Abbruzzese as of July 1, 2005.

10.5	Employment and Confidentiality Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

10.6	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Wayne Barr, Jr.

10.7	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and Jared E. Abbruzzese, Sr.

10.8	Non-Compete Agreement, dated as of July 1, 2005, by and between Tejas Incorporated and John Gorman.

99.1	Press Release of Tejas Incorporated dated July 5, 2005.